UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2016 (September 8, 2016)
 ______________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 8, 2016, TerraForm Power, Inc. (the “Company”) received a notification letter from a Director of Nasdaq Listing Qualifications (the “Notification Letter”). The Notification Letter stated that due to the Company’s non-compliance with Nasdaq Listing Rule 5250(c)(1) (the “Filing Rule”), which requires timely filing of periodic reports with the Securities and Exchange Commission, the Company would be delisted from The Nasdaq Global Select Market at the opening of business on September 19, 2016 unless the Company requests a hearing on the determination by 4:00 p.m. Eastern Time on September 15, 2016. As previously disclosed, the Company has not filed its Form 10-K for the year ended December 31, 2015, its Form 10-Q for the period ended March 31, 2016 or its Form 10-Q for the period ended June 30, 2016 (collectively, the “Delayed Filings”).

On September 9, 2016, the Company requested a hearing and also requested a stay of the delisting, pending the hearing. Because of this request, the delisting of the Company's common stock will automatically be stayed for at least 15 calendar days. If the hearings panel grants the Company’s request for a stay, it can postpone any delisting action until the panel’s determination following the hearing. Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. At the hearing, the Company plans to present its plan to regain compliance with the Filing Rule and to request the continued listing of its common stock on The Nasdaq Global Select Market pending such compliance. There can be no assurance that the panel will grant the Company's requests.

Item 7.01 Regulation FD Disclosure.

On September 9, 2016, the Company issued a press release announcing the receipt of the Notification Letter. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press release, dated September 9, 2016, titled “TerraForm Power Announces Receipt of Nasdaq Letter”

* Document furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: September 9, 2016	By:	/s/ Sebastian Deschler
	Name:	Sebastian Deschler
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1*	Press release, dated September 9, 2016, titled “TerraForm Power Announces Receipt of Nasdaq Letter”

* Document furnished herewith